MUNIYIELD
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                                Annual Report
                                                                October 31, 2000

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniYield California Insured Fund, Inc., October 31, 2000

DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.777 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 5.67%, based on a month-end per share net asset value of $13.71. Over the same period, the total investment return on the Fund's Common Stock was +14.61%, based on a change in per share net asset value from $12.73 to $13.71, and assuming reinvestment of $0.782 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +10.00%, based on a change in per share net asset value from $12.84 to $13.71, and assuming reinvestment of $0.387 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.41% for Series A and 3.46% for Series B.

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, over $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six-month period ended October 31, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income. At the end of May, we believed that the municipal market was approaching a high in yields. In our opinion, investors had fully discounted any further increases in short-term interest rates, and we believed that any other increases would serve to slow economic growth and keep inflation manageable.

The months leading to October brought extreme volatility to the municipal market. Tax-exempt yields dropped about 40 basis points from the end of May to the end of October although the average yield change from month to month was about 13 basis points. This volatility occurred because most investors could not decide if the Federal Reserve Board was ahead or behind the curve in taming inflation.

As a result of this volatility, we restructured the Fund with higher coupons that were not available in a lower interest rate environment. The coupons increased the income of the Fund and produced a generous yield for shareholders. It also provided us the opportunity to be in a trading range in which we sought to enhance the Fund's total return.

Going forward, we will seek to take advantage of any backup in interest rates to invest the Fund's cash to increase the Fund's tax-exempt income and extend duration. This will position the Fund to take advantage of anticipated lower interest rates in the future, as the result of an impending economic slowdown and a potential easing in the Federal Funds rate.

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 21, 2000


                                     2 & 3

                       MuniYield California Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P     Moody's    Face
Ratings Ratings   Amount     Issue                                                                                            Value
====================================================================================================================================
STATE California--94.2%

AAA       Aaa    $ 3,500     ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's Hospital
                             Medical Center), 6% due 12/01/2029 (a)                                                          $ 3,691
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      4,110     ABC, California, Unified School District, GO, Series A, 4.75% due 8/01/2022 (b)                   3,702
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000     Bay Area Government Association, California, Revenue Refunding Bonds (California
                             Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)                                       2,075
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000     Beverly Hills, California, Public Financing Authority, Lease Revenue Refunding Bonds, INFLOS,
                             5.65% due 6/01/2015 (h)(j)                                                                        2,080
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000     Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (h)                    2,189
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      4,125     Burbank, California, Public Service Department, Electric Revenue Refunding Bonds,
                             4.75% due 6/01/2023 (f)                                                                           3,703
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa      5,985     California Educational Facilities Authority Revenue Bonds, Trust Receipt, AMT, Class R,
                             Series 11, 6.918% due 4/01/2028 (a)(j)                                                            5,914
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2      2,750     California Educational Facilities Authority, Revenue Refunding Bonds, RIB, Series 147,
                             6.89% due 10/01/2027 (j)                                                                          2,769
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2      1,310     California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026 (c)                1,338
------------------------------------------------------------------------------------------------------------------------------------
                             California HFA, Revenue Bonds, RIB, AMT (j):
NR*       Aaa      3,585       Series 150, 7.29% due 2/01/2029 (h)                                                             3,609
A+        Aa2      1,950       Series B-2, 8.351% due 8/01/2023 (c)                                                            2,077
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa     26,750     California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), Series A,
                             5.50% due 6/01/2022 (f)                                                                          26,927
------------------------------------------------------------------------------------------------------------------------------------
                             California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist Hospital),
                             VRDN (h)(k):
A1+       VMIG1+   4,700       Series A, 4.40% due 9/01/2028                                                                   4,700
A1+       VMIG1+   6,500       Series B, 4.40% due 9/01/2028                                                                   6,500
A1+       VMIG1+     170       Series C, 4.40% due 9/01/2015                                                                     170
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000     California Infrastructure and Economic Development Bank Revenue Bonds,
                             5.25% due 6/01/2030 (h)                                                                           1,933
------------------------------------------------------------------------------------------------------------------------------------
                             California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
                             VRDN (k):
A1+       NR*        700       AMT, Series B, 4.45% due 11/01/2026                                                               700
A1+       NR*      2,600       Series A, 4.40% due 12/01/2018                                                                  2,600
A1+       NR*      2,000       Series C, 4.45% due 11/01/2026                                                                  2,000
A1+       NR*        700       Series D, 4.40% due 11/01/2026                                                                    700
A1+       NR*      1,900       Series F, 4.40% due 11/01/2026                                                                  1,900
------------------------------------------------------------------------------------------------------------------------------------
                             California Pollution Control Financing Authority, PCR, Refunding (Southern California
                             Edison Company), VRDN (k):
A1        VMIG1+   9,600       Series A, 4.55% due 2/28/2008                                                                   9,600
A1        P1       1,000       Series C, 4.55% due 2/28/2008                                                                   1,000
A1        P1         400       Series D, 4.55% due 2/28/2008                                                                     400
------------------------------------------------------------------------------------------------------------------------------------
                             California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                             (Mortgage-Backed Securities Program), AMT (d):
AAA       NR*      1,900       Series A, 6.35% due 12/01/2029 (e)                                                              2,098
NR*       Aaa      1,060       Series A-1, 6.90% due 12/01/2024 (g)                                                            1,142
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa2      1,000     California State Department of Water Resources, Water System Revenue Bonds (Central Valley
                             Project), Series O, 4.75% due 12/01/2017                                                            937
------------------------------------------------------------------------------------------------------------------------------------
                             California State, GO:
AAA       Aaa      3,000       6.25% due 10/01/2019 (h)                                                                        3,169
AAA       Aaa      1,000       4.50% due 12/01/2021 (b)                                                                          868
AA        Aa2      2,500       Refunding, 5% due 2/01/2020                                                                     2,395
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      8,000     California State Public Works Board, Lease Revenue Refunding Bonds (Department of
                             Corrections), Series B, 5.625% due 11/01/2016 (h)                                                 8,321
------------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority, COP:
NR*       VMIG1+   1,185       (Continuing Care/University Project), VRDN, 4.40% due 11/15/2028 (k)                            1,185
AAA       Aaa      2,000       (John Muir/Mount Diablo Health System), 5.50% due 8/15/2012 (h)                                 2,143
AAA       Aaa      3,400       (Kaiser Permanente), 5.30% due 12/01/2015 (f)                                                   3,463
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2      1,200     California Statewide Communities Development Authority, Solid Waste Facilities Revenue Bonds
                             (Chevron U.S.A. Inc. Project), VRDN, AMT, 4.45% due 12/15/2024 (k)                                1,200
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      3,000     Cerritos, California, Public Financing Authority Revenue Bonds (Los Coyotes Redevelopment
                             Project Loan), Series A, 6.50% due 11/01/2023 (a)                                                 3,484
------------------------------------------------------------------------------------------------------------------------------------
                             Chaffey, California, Union High School District, GO, Series B (b):
AAA       Aaa      1,385       5.50% due 8/01/2014                                                                             1,458
AAA       Aaa      1,545       5.50% due 8/01/2015                                                                             1,616
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        865     Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds,
                             Senior Lien, Series A, 5.75% due 9/15/2014 (a)                                                      952
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,540     Coalinga, California, Redevelopment Agency Tax Allocation Bonds, 5.90% due 9/15/2025 (h)          2,670
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      1,700     Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
                             5.375% due 11/01/2017 (h)                                                                         1,721
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      5,450     Corona, California, Public Financing Authority, Water Revenue Refunding Bonds,
                             4.75% due 9/01/2023 (b)                                                                           4,889
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,535     Culver City, California, Redevelopment Finance Authority, Tax Allocation Revenue Refunding
                             Bonds, 5.50% due 11/01/2014 (a)                                                                   2,717
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000     East Bay-Delta, California, Housing and Finance Authority, Lease Purchase Revenue Bonds,
                             Series A, 4.75% due 6/01/2005 (h)                                                                 2,026
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      3,500     Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series A, 6% due 5/15/2012 (b)       3,859
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     4 & 5

                       MuniYield California Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P     Moody's     Face
Ratings Ratings    Amount      Issue                                                                                           Value
====================================================================================================================================
STATE California
(concluded)

                               Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                               Refunding Bonds (h):
AAA       Aaa      $ 7,140       6.125% due 2/15/2018                                                                        $ 7,552
AAA       Aaa        2,000       5.875% due 2/15/2020                                                                          2,060
AAA       Aaa        2,500       6% due 2/15/2030                                                                              2,582
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        8,500     Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding Bonds,
                               4.25% due 10/15/2030 (b)                                                                        6,822
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        7,365     Los Angeles, California, Harbor Department Revenue Bonds, RIB, AMT, Series 349,
                               8.29% due 11/01/2026 (h)(j)                                                                     8,215
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,000     Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C, 4%
                               due 6/01/2016 (h)                                                                               1,717
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles County, California, COP, Refunding (a):
AAA       Aaa          360       6% due 4/01/2002 (i)                                                                            377
AAA       Aaa          790       (Edmund D. Edelman), 6% due 4/01/2012                                                           821
------------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
                               Refunding Bonds, Second Senior, Series A, Proposition C:
AAA       Aaa        2,000       5% due 7/01/2023 (a)                                                                          1,898
AAA       Aaa        2,715       4.75% due 7/01/2026 (f)                                                                       2,419
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds:
AA        Aa2        5,000       Series A, 4.75% due 7/01/2022                                                                 4,487
A1+       VMIG1+     2,300       VRDN, Series B-1, 4.40% due 7/01/2035 (k)                                                     2,300
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        5,000     Monterey County, California, COP, Refunding (Natividad Medical Center Improvement),
                               Series E, 4.75% due 8/01/2025 (h)                                                               4,422
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,175     Mount Pleasant, California, Elementary School District, GO, Series B, 6.35%
                               due 12/01/2024 (f)                                                                              2,358
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,135     Newhall, California, School District, GO, Series A, 6.25% due 5/01/2020 (f)                     2,341
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,835     Oakland, California, Redevelopment Agency Tax Allocation Refunding Bonds, INFLOS,
                               7.459% due 9/01/2019 (h)(j)                                                                     1,929
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        4,295     Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris),
                               Series A, 5.50% due 4/01/2014 (a)                                                               4,492
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,245     Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625%
                               due 7/01/2012 (h)                                                                               1,304
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        1,000     Orange County, California, Public Financing Authority, Waste Management System Revenue
                               Refunding Bonds, AMT, 5.75% due 12/01/2010 (a)                                                  1,077
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,000     Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (b)(i)                  2,235
------------------------------------------------------------------------------------------------------------------------------------
                               Palmdale, California, COP (Courthouse and City Hall Project) (a):
AAA       NR*        2,095       5% due 9/01/2019                                                                              2,023
AAA       NR*        5,070       4.75% due 9/01/2029                                                                           4,470
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        9,000     Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (h)           9,459
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa        5,000     Port Oakland, California, RITR, AMT, Class R, Series 5, 7.375% due 11/01/2012 (b)(j)            5,544
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       10,490     Roseville, California, Special Tax Refunding Bonds (Community Facilities
                               District 1--Northwest), 4.75% due 9/01/2020 (f)                                                 9,558
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,000     Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds,
                               Series G, 6.50% due 9/01/2013 (h)                                                               1,177
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,000     San Diego, California, IDR, Refunding (San Diego Gas & Electric Company), Series C,
                               5.90% due 9/01/2018 (f)                                                                         2,065
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,570     San Diego County, California, COP (Salk Institute for Bio Studies), 5.75%
                               due 7/01/2022 (h)                                                                               3,683
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Bonds, Second Series:
AAA       Aaa        8,500       AMT, Issue 11, 6.25% due 5/01/2026 (b)                                                        8,885
AAA       Aaa        1,960       AMT, Issue 18A, 5.25% due 5/01/2012 (h)                                                       2,000
AAA       Aaa        2,500       AMT, Issue 22, 4.75% due 5/01/2023 (a)                                                        2,201
AAA       Aaa        3,000       Issue 21, 4.50% due 5/01/2026 (h)                                                             2,558
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,000     San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Refunding Bonds, Second Series, Issue 20, 4.50% due 5/01/2026 (h)                       2,558
------------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding
                               Bonds (George R. Moscone Convention Center) (f):
AAA       Aaa        1,200       6.80% due 7/01/2019                                                                           1,314
AAA       Aaa        2,060       6.75% due 7/01/2024                                                                           2,251
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,475     San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue
                               Refunding Bonds, Series A, 5.25% due 1/15/2030 (h)                                              2,396
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        3,650     San Jose, California, Redevelopment Agency, Tax Allocation Bonds, RIB, AMT, Series 149,
                               7.49% due 8/01/2027 (h)(j)                                                                      3,849
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        4,000     San Mateo County, California, Transit District, Sales Tax Revenue Refunding Bonds,
                               Series A, 8% due 6/01/2020 (h)                                                                  5,330
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,540     Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                               Replacement Project), Series A, 7.75% due 11/15/2011 (a)                                        4,525
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,850     Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Refunding Bonds,
                               Series A, 6.40% due 9/01/2022 (h)                                                               1,927
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,185     Santa Rosa, California, High School District, GO, 6.375% due 5/01/2016 (h)                      2,326
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*        1,185     Stockton, California, Public Financing Revenue Refunding Bonds, Series A,
                               5.875% due 9/02/2016 (f)                                                                        1,261
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,500     Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due 11/01/2016 (f)              1,596
------------------------------------------------------------------------------------------------------------------------------------
                               Tustin, California, Unified School District, Special Tax Refunding Bonds (Community
                               Facilities District No. 88-1) (f):
AAA       Aaa        2,250       4.375% due 9/01/2019                                                                          1,953
AAA       Aaa       11,235       4.50% due 9/01/2024                                                                           9,659
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        4,000     Walnut Valley, California, Unified School District, GO, Refunding, Series A,
                               7.20% due 2/01/2016 (h)                                                                         4,790
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,000     West Sacramento, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                               (West Sacramento Redevelopment Project), 4.75% due 9/01/2027 (h)                                2,664
====================================================================================================================================


                                     6 & 7

                       MuniYield California Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount     Issue                                                                                            Value
====================================================================================================================================
Puerto Rico--4.2%

AAAr      Aaa    $ 4,750     Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 7.31% due 7/01/2016 (h)(j)   $  5,150
------------------------------------------------------------------------------------------------------------------------------------
A-        Baa1     2,750     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series U,
                             6% due 7/01/2014                                                                                  2,887
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa      5,000     Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 7.39% due 8/01/2012 (f)(j)             5,820
====================================================================================================================================
Total Investments (Cost--$312,750)--98.4%                                                                                    321,877
Other Assets Less Liabilities--1.6%                                                                                            5,124
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $327,001
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FHLMC Collateralized.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of October 31, 2000
===================================================================================================================================
Assets:        Investments, at value (identified cost--$312,749,606) ..............................                    $321,877,479
               Cash ...............................................................................                          77,568
               Receivables:
                 Interest .........................................................................   $   5,420,288
                 Securities sold ..................................................................          30,000       5,450,288
                                                                                                      -------------
               Prepaid expenses and other assets ..................................................                          37,895
                                                                                                                       ------------
               Total assets .......................................................................                     327,443,230
                                                                                                                       ------------
===================================================================================================================================
Liabilities:   Payables:
                 Dividends to shareholders ........................................................         172,151
                 Investment adviser ...............................................................         133,346         305,497
                                                                                                      -------------
               Accrued expenses and other liabilities .............................................                         137,202
                                                                                                                       ------------
               Total liabilities ..................................................................                         442,699
                                                                                                                       ------------
===================================================================================================================================
Net Assets:    Net assets .........................................................................                    $327,000,531
                                                                                                                       ============
===================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (4,000 shares of AMPS* issued and
                 outstanding at $25,000 per share liquidation preference) .........................                    $100,000,000
                 Common Stock, par value $.10 per share (16,562,523
                 shares issued and outstanding) ...................................................   $   1,656,252
               Paid-in capital in excess of par ...................................................     231,188,309
               Undistributed investment income--net ...............................................       1,321,914
               Accumulated realized capital losses on investments--net ............................      (9,961,811)
               Accumulated distributions in excess of realized capital gains on investments--net ..      (6,332,006)
               Unrealized appreciation on investments--net ........................................       9,127,873
                                                                                                      -------------
               Total--Equivalent to $13.71 net asset value per share of Common Stock
               (market price--$12.625) ............................................................                     227,000,531
                                                                                                                       ------------
               Total capital ......................................................................                    $327,000,531
                                                                                                                       ============
===================================================================================================================================

             * Auction Market Preferred Stock.

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 2000
==========================================================================================================================
Investment               Interest and amortization of premium and discount earned ............                $ 17,836,254
Income:
==========================================================================================================================
Expenses:                Investment advisory fees ............................................   $1,581,391
                         Commission fees .....................................................      256,880
                         Professional fees ...................................................       97,799
                         Accounting services .................................................       87,129
                         Transfer agent fees .................................................       72,551
                         Listing fees ........................................................       28,303
                         Directors' fees and expenses ........................................       27,173
                         Printing and shareholder reports ....................................       22,781
                         Custodian fees ......................................................       18,147
                         Pricing fees ........................................................       10,281
                         Other ...............................................................       25,738
                                                                                                 ----------
                         Total expenses ......................................................                   2,228,173
                                                                                                              ------------
                         Investment income--net ..............................................                  15,608,081
                                                                                                              ------------
==========================================================================================================================
Realized & Unrealized    Realized loss on investments--net ...................................                  (9,961,811)
Gain (Loss) on           Change in unrealized appreciation/depreciation on investments--net ..                  26,904,052
Investments--Net:                                                                                             ------------
                         Net Increase in Net Assets Resulting from Operations ................                $ 32,550,322
                                                                                                              ============
==========================================================================================================================

                         See Notes to Financial Statements.


                                     8 & 9

                       MuniYield California Insured Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended
                                                                                                       October 31,
                                                                                             ------------------------------
                    Increase (Decrease) in Net Assets:                                            2000             1999
===========================================================================================================================
Operations:         Investment income--net ...............................................   $  15,608,081    $  16,153,594
                    Realized loss on investments--net ....................................      (9,961,811)      (1,867,682)
                    Change in unrealized appreciation/depreciation on investments--net ...      26,904,052      (36,831,141)
                                                                                             -------------    -------------
                    Net increase (decrease) in net assets resulting from operations ......      32,550,322      (22,545,229)
                                                                                             -------------    -------------
===========================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock .......................................................     (12,951,122)     (13,865,703)
Shareholders:         Preferred Stock ....................................................      (3,506,500)      (1,931,760)
                    Realized gain on investments--net:
                      Common Stock .......................................................              --       (4,367,697)
                      Preferred Stock ....................................................              --         (768,544)
                    In excess of realized gain on investments--net:
                      Common Stock .......................................................              --       (5,382,533)
                      Preferred Stock ....................................................              --         (947,115)
                                                                                             -------------    -------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders ......................................................     (16,457,622)     (27,263,352)
                                                                                             -------------    -------------
===========================================================================================================================
Capital Stock       Value of shares issued to Common Stock shareholders in reinvestment of
Transactions:       dividends and distributions ..........................................         175,505        3,385,881
                                                                                             -------------    -------------
===========================================================================================================================
Net Assets:         Total increase (decrease) in net assets ..............................      16,268,205      (46,422,700)
                    Beginning of year ....................................................     310,732,326      357,155,026
                                                                                             -------------    -------------
                    End of year* .........................................................   $ 327,000,531    $ 310,732,326
                                                                                             =============    =============
===========================================================================================================================
                   *Undistributed investment income--net .................................   $   1,321,914    $   2,171,455
                                                                                             =============    =============
===========================================================================================================================

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the
                     financial statements.                                            For the Year Ended October 31,
                                                                         -----------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                2000        1999        1998        1997        1996
====================================================================================================================================
Per Share            Net asset value, beginning of year ................ $   12.73   $   15.75   $   15.21   $   14.59   $   14.43
Operating                                                                ---------   ---------   ---------   ---------   ---------
Performance:         Investment income--net ............................       .94         .98        1.02        1.05        1.04
                     Realized and unrealized gain (loss) on
                     investments--net ..................................      1.03       (2.34)        .56         .63         .17
                                                                         ---------   ---------   ---------   ---------   ---------
                     Total from investment operations ..................      1.97       (1.36)       1.58        1.68        1.21
                                                                         ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                      Investment income--net ...........................      (.78)       (.84)       (.82)       (.86)       (.84)
                      Realized gain on investments--net ................        --        (.27)         --          --          --
                      In excess of realized gain on investments--net ...        --        (.33)         --          --          --
                                                                         ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions to Common Stock
                     shareholders ......................................      (.78)      (1.44)       (.82)       (.86)       (.84)
                                                                         ---------   ---------   ---------   ---------   ---------
                     Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net .........................      (.21)       (.12)       (.19)       (.20)       (.21)
                        Realized gain on investments--net ..............        --        (.04)       (.03)         --          --
                        In excess of realized gain on investments--net .        --        (.06)         --          --          --
                                                                         ---------   ---------   ---------   ---------   ---------
                     Total effect of Preferred Stock activity ..........      (.21)       (.22)       (.22)       (.20)       (.21)
                                                                         ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year ...................... $   13.71   $   12.73   $   15.75   $   15.21   $   14.59
                                                                         =========   =========   =========   =========   =========
                     Market price per share, end of year ............... $  12.625   $  12.625   $   15.50   $  15.125   $   13.75
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================
Total Investment     Based on market price per share ...................      6.42%     (10.35%)      8.13%      16.74%      15.84%
Return:*                                                                 =========   =========   =========   =========   =========
                     Based on net asset value per share ................     14.61%     (11.04%)      9.26%      10.64%       7.54%
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================
Ratios Based on      Total expenses** ..................................      1.03%        .97%        .92%        .93%        .95%
Average Net Assets                                                       =========   =========   =========   =========   =========
Of Common Stock:     Total investment income--net** ....................      7.21%       6.73%       6.61%       7.02%       7.15%
                                                                         =========   =========   =========   =========   =========
                     Amount of dividends to Preferred Stock
                     shareholders ......................................      1.62%        .80%       1.21%       1.36%       1.43%
                                                                         =========   =========   =========   =========   =========
                     Investment income--net, to Common Stock
                     shareholders ......................................      5.59%       5.93%       5.40%       5.66%       5.72%
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================
Ratios Based on      Total expenses ....................................       .70%        .69%        .66%        .66%        .67%
Total Average Net                                                        =========   =========   =========   =========   =========
Assets:**+           Total investment income--net ......................      4.93%       4.76%       4.72%       5.01%       5.06%
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders .........      3.50%       1.94%       3.03%       3.33%       3.42%
Average Net Assets                                                       =========   =========   =========   =========   =========
Of Preferred Stock:
====================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .................................... $ 227,001   $ 210,732   $ 257,155   $ 248,376   $ 238,203
                                                                         =========   =========   =========   =========   =========
                     Preferred Stock outstanding, end of year (in
                     thousands) ........................................ $ 100,000   $ 100,000   $ 100,000   $ 100,000   $ 100,000
                                                                         =========   =========   =========   =========   =========
                     Portfolio turnover ................................     92.62%      84.58%     106.63%      71.36%      79.39%
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ......................... $   3,270   $   3,107   $   3,572   $   3,484   $   3,382
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================
Dividends Per Share  Series A--Investment income--net .................. $     921   $     469   $     796   $     858   $     882
On Preferred Stock                                                       =========   =========   =========   =========   =========
Outstanding:         Series B--Investment income--net .................. $     832   $     497   $     721   $     807   $     826
                                                                         =========   =========   =========   =========   =========
====================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Includes Common and Preferred Stock average net assets.

            See Notes to Financial Statements.


                                    10 & 11

                       MuniYield California Insured Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $271,111,548 and $296,562,949, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                     Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ..........................  $(9,605,983)        $9,127,873
Financial futures contracts ....................     (355,828)                --
                                                  -----------         ----------
Total ..........................................  $(9,961,811)        $9,127,873
                                                  ===========         ==========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $9,127,873, of which $10,534,520 related to appreciated securities and $1,406,647 related to depreciated securities. The aggregate cost as of October 31, 2000 for Federal income tax purposes was $312,749,606.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999, increased by 13,039 and 220,611, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.30% and Series B, 3.00%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to


                                    12 & 13

                       MuniYield California Insured Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

 .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $59,628 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $14,419,000, of which $4,373,000 expires in 2007 and $10,046,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063673 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield California Insured Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2000


                                    14 & 15

                       MuniYield California Insured Fund, Inc., October 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


                                    16 & 17

                       MuniYield California Insured Fund, Inc., October 31, 2000

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .........................................................      82.5%
AA/Aa ...........................................................       4.3
A/A .............................................................       0.9
Other* ..........................................................      10.7
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MIC

MuniYield California Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16338--10/00

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